T. Rowe Price U.S. Treasury Money Fund

Supplement to Prospectus Dated October 1, 2015

This supplement updates the prospectus to describe changes the T. Rowe Price U.S. Treasury Money Fund will be making in connection with amendments to Rule 2a-7 and other rules governing money market funds under the Investment Company Act of 1940. The changes are effective immediately unless otherwise noted.

The following is hereby added under “Principal Investment Strategies,” beginning on page 13:

The fund intends to qualify as a “government money market fund” in accordance with amendments to Rule 2a-7 that go into effect on October 14, 2016. Consistent with the requirements for government money market funds, effective October 14, 2016, the fund will also invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. Beginning on October 14, 2016, the fund will only be permitted to invest a de minimis amount (i.e., up to 0.5% of its total assets) in nongovernment money market securities, such as municipal money market securities issued by state and local governments, and money market securities issued by foreign companies and financial institutions, which include U.S. dollar-denominated money market securities traded outside the U.S. and U.S. dollar-denominated money market securities of foreign issuers traded in the U.S.

The amendments to Rule 2a-7 do not require government money market funds to impose liquidity fees or temporary redemption gates. The fund has no intention to voluntarily impose liquidity fees and/or redemption gates, although the fund’s Board of Directors reserves the right to impose liquidity fees and redemption gates in the future.

In accordance with the amendments to Rule 2a-7, the following is hereby added under “Principal Risks,” beginning on page 14:

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Under “More Information About the Fund and Its Investment Risks,” the following is added after the second paragraph on page 40:

Effective October 14, 2016, Rule 2a-7 will no longer reference credit ratings and will instead require money market funds to purchase securities that have a remaining maturity of no more than 397 calendar days (unless otherwise permitted under Rule 2a-7) and that have been determined by a money market fund’s Board of Directors/Trustees (or the fund’s investment adviser, if the Board of Directors/Trustees delegates such power to the adviser) to present minimal credit risks to the fund. T. Rowe Price will consider several factors, including the capacity of each security’s issuer or guarantor to meet its financial obligations.

Effective April 14, 2016, consistent with amendments to Rule 2a-7’s diversification requirements, the following operating policy is added under “Types of Portfolio Securities,” on the bottom of page 43:

Operating policy Except as permitted by Rule 2a-7, the fund will not purchase any security (other than a U.S. government security) if it would cause the fund to have more than 5% of its total assets in the securities of any single issuer, including affiliates of the issuer (other than for certain temporary, limited purposes). In addition, the fund will not purchase any security subject to a guarantee (or a demand feature) if it would cause the fund to have more than 10% of its total assets in securities subject to a guarantee (or a demand feature) provided by any one institution.

The date of this supplement is March 31, 2016.

F53-041 3/31/16